SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

RITA MEDICAL SYSTEMS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

RITA MEDICAL SYSTEMS, INC.

967 N. Shoreline Blvd.

Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 26, 2003

On Thursday, June 26, 2003, RITA Medical Systems, Inc., a Delaware corporation (the “Company”), will hold its Annual Meeting of Stockholders at Venture Law Group, located at 2775 Sand Hill Road, Menlo Park, California 94025. The Meeting will begin at 9:00 a.m. local time.

Only stockholders who owned stock at the close of business on May 1, 2003 can vote at the Meeting or any adjournment that may take place. At the Meeting we will:

•	Elect three (3) Class III directors to serve until the annual meeting of the Company’s stockholders for the year ending December 31, 2006;

•	Ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year; and

•	Transact any other business properly brought before the Meeting.

You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

Our Board of Directors recommends that you vote in favor of each of the two proposals outlined in this Proxy Statement.

We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

At the Meeting, we will also report on our business results and other matters of interest to stockholders.

By Order of the Board of Directors,

/s/ DONALD STEWART
Donald Stewart Acting Chief Executive Officer, Chief Financial Officer and Vice President, Finance and Administration

Mountain View, California

May 28, 2003

RITA MEDICAL SYSTEMS, INC.

967 N. Shoreline Blvd.

Mountain View, California 94043

PROXY STATEMENT

FOR THE

2003 ANNUAL MEETING OF STOCKHOLDERS

June 26, 2003

Our Board of Directors is soliciting proxies for the 2003 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully.

The Board set May 1, 2003 as the record date for the Meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the Meeting, with each share entitled to one vote. 17,304,364 shares of common stock were outstanding on the record date.

Voting materials, which include this Proxy Statement, a proxy card and the 2002 Annual Report, will be mailed to stockholders on or about May 28, 2003.

In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to RITA Medical Systems, Inc.

•	“Annual Meeting” or “Meeting” means our 2003 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

We have summarized below important information with respect to the Annual Meeting.

Time and Place of the Annual Meeting

The Annual Meeting is being held on Thursday, June 26, 2003 at 9:00 a.m. local time at Venture Law Group, located at 2775 Sand Hill Road, Menlo Park, California 94025.

All stockholders who owned shares of our stock as of May 1, 2003, the record date, may attend the Annual Meeting.

Purpose Of The Proxy Statement And Proxy Card

You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on May 1, 2003, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

When you sign the proxy card, you appoint Stephen Williams and Donald Stewart as your representatives at the Meeting. Stephen Williams and Donald Stewart will vote your shares, as you have instructed them on the proxy card, at the Meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Meeting it is a good idea to complete, sign and return your proxy card in advance of the Meeting just in case your plans change.

Proposals To Be Voted On At This Year’s Annual Meeting

You are being asked to vote on:

•	The election of directors to serve on our Board of Directors.

•	The ratification of our appointment of PricewaterhouseCoopers LLP as our independent accountants for the current fiscal year.

•	The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail.

To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the Meeting.

We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may change your mind after you have returned your proxy.

If you change your mind after you return your proxy, you make revoke your proxy at any time before the polls close at the Meeting. You may do this by:

•	signing another proxy with a later date, or

•	voting in person at the Annual Meeting.

Multiple Proxy Cards

If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

Shares are counted as present at the Meeting if the stockholder either:

•	is present and votes in person at the Meeting, or

•	has properly submitted a proxy card.

A majority of our outstanding shares as of the record date must be present at the Meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy; Broker Non-Votes

If your shares are held in your name, you must return your proxy (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in street name and you do not vote your proxy, your brokerage firm may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that vote FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

We encourage you to provide instructions to your brokerage firm by voting your proxy. This ensures that your shares will be voted at the Meeting.

Effect Of Abstentions

Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

Assuming a quorum is present, the three nominees receiving the highest number of yes votes will be elected as directors. The ratification of the independent accountants will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Vote Solicitation; No Use Of Outside Solicitors

RITA Medical Systems, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, Internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials. We have not retained the services of a proxy solicitor.

Voting Procedures

Votes cast by proxy or in person at the Annual Meeting will be tabulated by Donald Stewart, our Acting Chief Executive Officer, Chief Financial Officer and Vice President of Finance and Administration, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR the other proposal discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the Meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication Of Voting Results

We will announce preliminary voting results at the Meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2003, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (650) 314-3400 or on our website at www.ritamedical.com, by contacting the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

We do not know of any business to be considered at the 2003 Annual Meeting other than the proposals described in this proxy statement. However, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to Stephen Williams and Donald Stewart to vote on such matters at their discretion.

Proposals For 2004 Annual Meeting

To have your proposal included in our proxy statement for the 2004 Annual Meeting, you must submit your proposal before January 29, 2004 to Donald Stewart c/o RITA Medical Systems, Inc., 967 N. Shoreline Blvd., Mountain View, California 94043.

If you submit a proposal for the 2004 Annual Meeting between February 27, 2004 and March 28, 2004, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2004 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Certificate of Incorporation requires that the Board of Directors is divided into three classes, with staggered three-year terms. The Class III directors whose terms expire at the Annual Meeting are Vincent Bucci, Randy Lindholm and F. Thomas (Jay) Watkins; the Class I directors, whose terms expire at the 2004 Annual Meeting of Stockholders are Scott Halsted and Janet Effland; and the Class II directors whose terms expire at the Company’s 2005 Annual Meeting of Stockholders are Gordon Russell and John Gilbert. You only elect one class of directors at each annual meeting. The other classes continue to serve for the remainder of their three-year terms. The Class III directors are nominees for re-election at the Annual Meeting. Each nominee has consented to serve an additional three-year term except Mr. Watkins who has informed the Company that for workload management reasons, he may resign at an earlier time.

Vote Required

If a quorum is present, the three nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors for the ensuing year. Unless marked otherwise, proxies received will be voted FOR the election of each of the three nominees named held. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed above are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

The names of the nominees, their ages as of April 30, 2003 and certain other information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since
Vincent Bucci (1)(2)	49	President of Health Policy Associates, Inc.	March 1999

Randy Lindholm	47	Consultant to Life Sciences Companies	April 2003

F. Thomas (Jay) Watkins	50	Managing Director of DeNovo Ventures	April 2002

(1)	Member of the compensation committee

(2)	Member of the audit committee

Vincent Bucci has served as a member of our Board since March 1999. Mr. Bucci holds the position of President of Health Policy Associates, Inc., a consulting company, since 1992. Mr. Bucci holds a B.A. from Bates College and a J.D. in Public Law and an M.A. in Government, both from Georgetown University.

Randy Lindholm has served as a member of our Board since April 2003. Mr. Lindholm is currently a consultant to several life sciences companies. Prior to that, Mr. Lindholm held various positions at VidaMed, Inc. a medical device company. From August 1999 to April 2002, he served as Chairman, President and Chief Executive Officer and from July 1998 to August 1999, he served as Executive Vice President of Sales and Marketing. Prior to that, Mr. Lindholm held various positions at Mallinckrodt, Inc. (formerly Nellcor Puritan Bennett), a specialty medical products company. From January 1998 to August 1998, he served as Vice President of North American Respiratory Field Operations, from August 1996 to January 1998, he served as Vice President of Americas Field Operations from and from 1993 to 1996, he served as Senior Director North America of Field Operations. Mr. Lindholm holds a B.S. in Electrical Engineering from Michigan Technological University.

F. Thomas (Jay) Watkins has served as a member of our Board since April 2002. Mr. Watkins is currently a managing director of DeNovo Ventures. Prior to that, he was a Vice President of Guidant Corporation, a cardiovascular medical products company, from 1995 to March 2002 where he served in various positions. He was President of Compass, Guidant’s corporate business development and new ventures organization, from March 1995 to March 2002, President, Cardiac & Vascular Surgery Group from January 1999 to November 2000 and President, Minimally Invasive Systems Group from 1996 to December 1999. Prior to that, in 1989, Mr. Watkins co-founded Origin Medsystems, Inc., a developer of orthopedic surgical devices and specialty endoscopic equipment, and served as its President from 1989 to 1991. Origin Medsystems, Inc. was acquired by Eli Lilly & Company in 1992. Mr. Watkins holds a B.A. from Stanford University and an M.B.A. from Harvard University.

The names of the Class I and Class II directors, their ages as of April 30, 2003 and certain other information about them are set forth below:

Name of Nominee	Age	Principal Occupation	Director Since
Janet Effland	55	Retired General Partner at Apax Partners, Inc.	October 1999

Scott Halsted (1)	43	General Partner and Principal at Morgan Stanley, Dean Witter Venture Partners	May 1998

John Gilbert (2)	66	Retired Vice Chairman of Keravision, Inc. and Vice President of Sales at Ethicon, Inc.	May 2000

Gordon Russell (1)(2)	69	Retired General Partner at Sequoia Capital	August 1994

(1)	Member of the compensation committee

(2)	Member of the audit committee

Janet Effland has served as a member of our Board since October 1999. From April 1998 to February 2003, she held the position of General Partner of Apax Partners, Inc., a venture capital firm. Ms. Effland is also a director of various private companies. Ms. Effland holds a B.S. and a J.D. from Arizona State University, and she attended Harvard Business School’s Program for Management Development.

Scott Halsted has served as a member of our Board since May 1998. He has held the positions of General Partner and Principal of Morgan Stanley Dean Witter Venture Partners, a venture capital firm, since February 1997 and prior to that he was Vice President from January 1992 to January 1997. Mr. Halsted is also a director of Intuitive Surgical, Inc. and various private companies. Mr. Halsted holds an A.B. and a B.S. in Biomechanical Engineering from Dartmouth College and an M.M. from the Kellogg Graduate School of Management at Northwestern University.

John Gilbert has served as a member of our Board since May 2000. From 1992 to July 1999 he served as Vice Chairman of Keravision, Inc., a medical device company. Prior to that, Mr. Gilbert retired from Johnson & Johnson in 1992 after 30 years where he served as Vice President of Sales at Ethicon, Inc., Vice President of Johnson & Johnson International and Vice Chairman of Iolab Corporation. Mr. Gilbert is also a director of STAAR Surgical Company. Mr. Gilbert holds a B.S. from Texas A&M University.

Gordon Russell has served as a member of our Board since August 1994. From 1979 to January 2000, he held the position of General Partner at Sequoia Capital, a venture capital firm, specializing in high technology and healthcare. Mr. Russell is also a director of Fusion Medical, Inc. and various private companies. He holds an A.B. from Dartmouth College.

There are no family relationships among any of the directors or executive officers of the Company.

Meetings And Committees Of The Board Of Directors

During the last fiscal year (the period from December 31, 2001 through December 31, 2002), the Board met five times. Each director attended at least 75% of all Board and applicable committee meetings during this time with the exceptions of director F. Thomas (Jay) Watkins, who joined the Board in April 2002 and attended two of the five meetings of the entire Board and Randy Lindholm, who joined the Board in April 2003. The Board has a Compensation Committee and an Audit Committee.

Vincent Bucci, Scott Halsted and Gordon Russell are members of the Compensation Committee. The Compensation Committee held three meetings during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives. The Compensation Committee administers our 2000 Stock Plan, 2000 Employee Stock Purchase Plan and our 2000 Directors’ Stock Option Plan.

Vincent Bucci, John Gilbert and Gordon Russell are members of the Audit Committee. The Audit Committee held four meetings during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent public accountants, to monitor the effectiveness of the audit effort, and to monitor our financial and accounting organization and its system of internal accounting controls. The Audit Committee has a revised written charter, which is attached as Appendix A to this proxy statement.

Director Compensation

Nonemployee directors are not compensated for Board meetings attended but are reimbursed for reasonable and customary travel expenses.

All nonemployee directors are eligible to participate in the 2000 Directors’ Stock Option Plan. Employee directors and nonemployee directors are eligible to participate in the 2000 Stock Plan. Employee directors are eligible to participate in the 2000 Employee Stock Purchase Plan. Under the 2000 Directors’ Plan, when a nonemployee director first becomes a director, he or she receives a nonstatutory stock option to purchase 25,000 shares of the Company’s common stock. This option shall vest at a rate of 1/48 of the total number of shares subject to such option per month. Thereafter, on the date of each annual meeting of the Company’s stockholders, each director who has been a member for at least six months will be granted a nonstatutory stock option to purchase 10,000 shares of the Company’s common stock. These options shall vest at a rate of 100% of the total number of shares subject to such option on the one-year anniversary of the grant date. Therefore, on the date of the Annual Meeting each of the Company’s nonemployee directors, with the exception of Randy Lindholm who has not yet been a member of the Board for six months, will be granted an option to purchase 10,000 shares of the Company’s common stock. In addition, during 2002, F. Thomas (Jay) Watkins was elected to the Board and received two option grants, each for 25,000 shares of the Company’s common stock. During 2003, Randy Lindholm was elected to the Board and received three option grants, each for 25,000 shares of the Company’s common stock. All options granted under the Directors’ Plan are for a ten-year term and shall be adjusted to reflect any stock splits, stock dividends, combinations or similar transactions. The exercise price of the options must be at least 100% of the fair market value of the common stock on the Nasdaq National Market on the date the option was granted. The options may be exercised only (1) while the individual is serving as a director on the Board, (2) within 6 months after termination by death or disability, or (3) within 3 months after the individual’s term as director ends.

Employee directors receive no additional compensation for serving on the Board of Directors.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR

PROPOSAL NO. 1

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has recommended, and the Board has approved, the appointment of PricewaterhouseCoopers LLP as our independent accountants. PricewaterhouseCoopers LLP has served as our independent accountants since 1994. In the event that ratification of this selection of accountants is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR

PROPOSAL NO. 2.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company with respect to the beneficial ownership of the Company s common stock, as to (i) each person who is known to the Company to beneficially own more than 5% of the Company s common stock, (ii) each of the Company s directors, (iii) each of the Company s Named Executive Officers (as defined hereafter), and (iv) all directors and executive officers as a group. The information set forth below is as of March 31, 2003.

5% Stockholders, Directors, Executive Officers and Directors and Executive Officers as a Group	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock (1)(2)
Entities Affiliated with Apax Partners, Inc. (3) 2100 Geng Road, Suite 150 Palo Alto, CA 94303	1,963,635	11.4%

Entities Affiliated with Morgan Stanley Venture Partners (4) 3000 Sand Hill Road Building 4, Suite 250 Menlo Park, CA 94025	1,636,362	9.5%

Entities Affiliated with The Vertical Group, L.P. (5) 25 DeForest Avenue Summit, NJ 07901	1,434,300	8.3%

Entities Affiliated with SF Capital Partners, Ltd. (6) 3600 South Lake Drive St. Francis, WI 53235	1,136,363	6.6%

Entities Affiliated with Federated Investors, Inc. (7) 1001 Liberty Ave. Pittsburgh, PA 15222	903,740	5.2%

Scott Halsted (8)	1,653,362	9.6%

Barry Cheskin (9)	576,351	3.3%

Donald Stewart (10)	122,791	*

Gordon Russell (11)	114,375	*

Vicki Hacker (12)	79,872	*

David Horn (13)	55,288	*

Kenneth Waters (14)	56,250	*

Vincent Bucci (15)	56,000	*

Stephen Williams (16)	32,564	*

Trent Reutiman (17)	28,247	*

John Gilbert (18)	35,750	*

Jay Watkins (19)	20,312	*

Janet Effland (20)	17,000	*

All directors and executive officers as a group (13 persons) (21)	2,849,162	15.7%

*	Less than 1%

(1)	The persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(2)	In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days after March 31, 2003 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership calculations for 5% stockholders are based on publicly filed 13D’s or 13G’s, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2002, although the ownership interest of SF Capital Partners Ltd. became effective on January 24, 2003.

(3)	Includes 1,607,489 shares, 336,623 shares and 19,523 shares held by APA Excelsior V, L.P., The P/A Fund III, L.P. and Patricof Private Investment Club II, respectively. Janet Effland, a director of RITA, is a former general partner of Apax Partners, Inc. Ms. Effland disclaims beneficial ownership of the shares held by these entities except to the extent of her proportional interest in the entities.

(4)	Includes 1,435,988 shares, 137,874 shares and 62,500 shares held by Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund L.P., respectively. Scott Halsted, a director of RITA, is a general partner of Morgan Stanley Venture Partners. Mr. Halsted disclaims beneficial ownership of the shares held by these entities except to the extent of his proportional interest in the entities.

(5)	Includes 1,176,313 shares and 257,987 shares held by the Vertical Fund I, L.P. and the Vertical Fund II, L.P., respectively.

(6)	The foregoing amount of shares and percentage represent the combined indirect holdings of Michael A. Roth and Brian J. Stark, as joint filers. All of the foregoing shares are held directly by SF Capital Partners, Ltd., a British Virgin Islands company. Messrs. Roth and Stark are the founding members and direct the management of Staro Asset Management, L.L.C., a Wisconsin limited liability company, which (i) acts as investment manager and has sole power to direct the management of Shepherd Investments International, Ltd., a British Virgin Islands corporation, and (ii) acts as general partner and has sole power to direct the management of Stark Investments Limited Partnership, a Wisconsin limited partnership, which serves as the general partner of Stark Trading, a Wisconsin general partnership. Shepherd Investments International, Ltd. and Stark Trading are the controlling owners of SF Capital Partners, Ltd. Through Staro, Messrs. Roth and Stark possess sole voting and disputive power over all of the foregoing shares.

(7)	Federated Investors, Inc. is the parent holding company of Federated Investment Management Company, Federated Investment Counseling, and Federated Global Investment Management Corp., which act as investment advisors to registered investment companies and separate accounts that own shares of common stock in RITA Medical Systems, Inc. These companies are wholly owned subsidiaries of FII Holdings, Inc., which is a wholly owned subsidiary of Federated Investors, Inc. All of Federated Investors, Inc.’s outstanding voting stock is held in the Voting Shares Irrevocable Trust, for which John F. Donahue, Rhodora J. Donahue and J. Christopher Donahue act as trustees. These individuals, along with Federated Investors, Inc., and the Voting Shares Irrevocable Trust Inc., and the Voting Shares Irrevocable Trust disclaim beneficial ownership of the shares of RITA owned by these entities except to the extent of their proportional interest in the entities.

(8)	Includes 1,435,988 shares, 137,874 shares and 62,500 shares held by Morgan Stanley Venture Partners III, L.P., Morgan Stanley Venture Investors III, L.P. and The Morgan Stanley Venture Partners Entrepreneur Fund L.P., respectively. Scott Halsted, a director of RITA, is a general partner of Morgan Stanley Venture Partners. Mr. Halsted disclaims beneficial ownership of the shares held by these entities except to the extent of his proportional interest in the entities. The figure shown further includes 17,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003, such options being awarded to Mr. Halsted in consideration for his duties as a director of RITA.

(9)	Includes 426,854 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003. Mr. Cheskin resigned from our Board of Directors effective as of April 25, 2003 and resigned from his positions of President and Chief Executive Officer effective as of April 29, 2003. Mr. Cheskin will stop vesting in his outstanding options on May 16, 2003.

(10)	Includes 80,077 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(11)	Includes 32,156 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003. Also includes 82,219 shares held by The Gordon Russell Trust, of which Mr. Russell is a trustee. Mr. Russell disclaims beneficial ownership of the shares held by this entity except to the extent of his proportional interest in the entity. Excludes shares held by entities affiliated with Sequoia Capital, of which Mr. Russell is a former general partner. Mr. Russell disclaims beneficial ownership of such shares except to the extent of his proportional interest in these entities.

(12)	Includes 77,019 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(13)	Includes 53,788 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003. Mr. Horn was no longer an employee and his options stopped vesting as of March 6, 2003.

(14)	Includes 53,788 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(15)	Includes 38,876 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(16)	Includes 32,564 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(17)	Includes 29,247 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(18)	Includes 35,750 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(19)	Includes 20,312 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003.

(20)	Includes 17,000 shares issuable upon exercise of options exercisable within 60 days of March 31, 2003, such shares being awarded to Ms. Effland in consideration for her duties as a director of RITA.

(21)	Includes 914,965 shares issuable upon exercise of options exercisable within 60 days of February 28, 2003.

COMPENSATION OF EXECUTIVE OFFICERS

The following table shows the compensation paid by the Company for services rendered during the Company’s three preceding fiscal years to (a) the individual who served as the Company’s Chief Executive Officer during the fiscal year ended December 31, 2002, (b) the four other most highly compensated individuals who served as executive officers of the Company during the fiscal year ended December 31, 2002 (the “Named Executive Officers”).

Summary Compensation Table

			Annual Compensation					Long-Term Compensation			All Other Compensation ($)
Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)			Other Annual Compensation ($)		Restricted Stock Awards ($)		Securities Underlying Options (#)
Barry Cheskin President, Chief Executive Officer and Director	2002 2001 2000	$262,650 255,000 228,000	$	— 25,500 76,380	(3) (4)	$34,575 34,674 77,569	(7) (8) (9)	— — 49,500	(2)	10,000 160,000 68,982	$	— — —

Trent Reutiman Vice President, U.S. Sales	2002 2001 2000	100,000 91,250 —		110,481 121,838 —	(5) (6)	6,000 6,000 —	(10) (10)	— — —		35,360 76,000 —		— — —

Kenneth Waters Senior Vice President International Sales and Global Marketing	2002 2001 2000	200,000 31,923 —		— — —		9,000 1,500 —	(11) (12)	— — —		— 150,000 —		45,000 194,438 —	(13) (14)

Donald Stewart Chief Financial Officer and Vice President, Finance and Administration	2002 2001 2000	188,885 131,042 —		— 17,100 —	(3)	— — —		— — —		6,250 150,000 —		— 35,000 —	(15)

David Horn Vice President, Business Development	2002 2001 2000	186,480 56,805 —		— 6,800 —	(3)	— — —		— — —		2,450 150,000 —		— 50,000 —	(16)

(1)	Includes amounts deferred under our 401(k) plan.

(2)	The figure shown represents restricted common stock purchased for $1.67 per share. Consideration for the shares was provided in the form of a full recourse note bearing an interest rate of 8% compounded semi-annually. No dividends have been paid on these shares and it is not anticipated that any dividends will be paid in the future. Our right to repurchase these shares lapses with respect to one quarter of the shares on each January 1 from 2001 through 2004, barring earlier termination of employment. One quarter of the note payable will be forgiven on each January 1 from 2001 through 2004 contingent upon continued employment with us. The aggregate value of Mr. Cheskin’s stock awards, based on the December 31, 2002 closing price of $5.05, was $249,975.

(3)	These bonuses were earned in 2001 and paid in 2002.

(4)	This bonus was earned in 2000 and paid in 2001.

(5)	Mr. Reutiman earned $110,481 in sales commissions in 2002. Of this amount, $99,992 was earned and paid in 2002 and $10,489 was accrued in 2002 and paid in 2003.

(6)	Mr. Reutiman earned $121,838 in sales commissions in 2001. Of this amount, $102,379 was earned and paid in 2001 and $19,459 was accrued in 2001 and paid in 2002.

(7)	In 2002, Mr. Cheskin received a $9,000 auto allowance and $25,575 in forgiven principal and interest on the notes described in footnote (2) above.

(8)	In 2001, Mr. Cheskin received a $9,000 auto allowance and $25,674 in forgiven principal and interest on the notes described in footnote (2) above.

(9)	In 2000, Mr. Cheskin received a $42,000 housing allowance, which terminated December 31, 2000, a $9,000 auto allowance, $928 in relocation reimbursements, and $25,641 in forgiven principal and interest on the notes described in footnote (2) above.
(10)	Mr. Reutiman received a $6,000 auto allowance in 2001 and 2002.

(11)	Mr. Waters received a $9,000 auto allowance in 2002.

(12)	Mr. Waters received a $1,500 auto allowance in 2001.

(13)	Mr. Waters received a $30,000 signing bonus and a $15,000 housing allowance in 2002.

(14)	In 2001, Mr. Waters received a $2,500 housing allowance and $191,938 was accrued for his relocation expenses, of which $132,138 was reimbursed in 2002 for relocation expenses incurred.

(15)	In 2001, $35,000 was accrued for Mr. Stewart s relocation expenses, none of which has been reimbursed since, to date, Mr. Stewart has not incurred any relocation expenses.

(16)	Mr. Horn received a $50,000 signing bonus in 2001.

OPTION GRANTS IN LAST FISCAL YEAR

The following table provides certain information with respect to stock options granted to Named Executive Officers in the last fiscal year out of our 2000 Stock Plan. In addition, as required by Securities and Exchange Commission rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

	Individual Grants (1)					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
Name	Number of Securities Underlying Options		Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price	Expiration
	Granted		2001 (3)	($/sh)(4)	Date	5%	10%
Barry Cheskin	10,000	(5)	1.26%	$5.41	2/6/2012	$34,023	$86,221
Trent Reutiman	35,000	(5)	4.41%	$5.45	8/1/2012	119,962	304,006
Kenneth Waters	—		0.00%			—	—
Donald Stewart	6,250	(5)	0.79%	$5.41	2/6/2012	21,264	53,888
David Horn	2,450	(5)	0.31%	$5.41	2/6/2012	8,336	21,124

(1)	No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. The options have a 10-year term, but are subject to earlier termination in connection with termination of employment.

(2)	The potential realizable value illustrates the value that might be realized upon the exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price on the date of grant through the option term, less the exercise price. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the common stock and the timing of option exercises, as well as the optionees continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3)	The Company granted 792,940 options to purchase common stock to employees in the last fiscal year.

(4)	The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares.

(5)	Options vest at the rate of 12.5% on the six month anniversary of the vesting commencement date and 2.0833% each month thereafter.

Equity Compensation Plan Information

The following table provides information as of March 31, 2003 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

Plan Category	Number of Securities To be issued upon Exercise of outstanding options, warrants and Rights	Weighted-average Exercise price of outstanding options, warrants and rights	Number of securities remaining Available for future issuance under Equity compensation plans (excluding securities reflected In column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	2,474,017	$4.44(2)	2,507,235(3)
Equity compensation plans not approved by security holders	—	—	—

Total	2,474,017	$4.44	2,507,235

(1)	Consists of the following equity compensation plans:

•	2000 Stock Plan
•	2000 Directors Stock Option Plan
•	2000 Employee Stock Purchase Plan
•	1994 Incentive Stock Plan

(2)	Assumes that employees will purchase the remaining 401,761 shares of common stock available for issuance under the 2000 Employee Stock Purchase Plan in August 2003 at a purchase price of $4.09 per share. Under the terms of the 2000 Employee Stock Purchase plan, shares are purchased at 85% of the fair market value of our common stock on either the first day of an offering period or the last day of a purchase period, whichever is lower. Therefore, the purchase price is not fixed until the August 2003 purchase date, and employees may purchase the shares at a lower price per share which could affect the weighted-average exercise price.

(3)	The 2000 Stock Plan incorporates an evergreen formula pursuant to which, on the first day of each of our fiscal years (through fiscal 2010), the number of shares available for future issuance under the 2000 Stock Plan automatically increases by the lesser of (i) 1,000,000 shares, (ii) 7% of our outstanding common stock on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as the board of directors determines. The 2000 Employee Stock Purchase Plan incorporates an evergreen provision pursuant to which, on the first day of each of our fiscal years (through fiscal 2004), the number of shares available for future issuance under the 2000 Employee Stock Purchase Plan automatically increases by the lesser of (i) 650,000 shares; (ii) 4% of our outstanding common stock on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as the board of directors determines.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2002. In addition, the table sets forth the number of shares covered by stock options as of the fiscal year ended December 31, 2002, and the value of in-the-money stock options, which rep resents the positive spread between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year ended December 31, 2002.

Name	Shares Acquired on Exercise	Value Realized	Number of Securities Underlying Unexercised Options at December 31, 2002 (1)		Value of Unexercised In-the-Money Options at December 31, 2002 (2)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Barry Cheskin	—	$—	409,146	87,918	$1,372,987	$—
Trent Reutiman	15,312	87,753	19,791	90,897	23,389	91,645
Kenneth Waters	—	—	40,625	109,375	74,344	200,156
Donald Stewart	—	—	63,801	92,449	20,000	28,000
David Horn	—	—	47,385	105,065	86,719	190,781

(1)	No stock appreciation rights (SARs) were outstanding during fiscal 2002.

(2)	Based on the $5.05 closing price of the Company s common stock on the Nasdaq Stock Market on December 31, 2002, less the exercise price of the options.

Employment Agreements

We had an employment agreement with Barry Cheskin, our former Chief Executive Officer who resigned from his position in April 2003. This agreement provided for the payment of severance or the acceleration of unvested stock, options and warrants in certain circumstances, none of which were triggered by Mr. Cheskin’s departure from the Company. Mr. Cheskin’s agreement provided that in the event Mr. Cheskin’s employment with us was involuntarily terminated without cause, which would include constructive termination, all unvested shares held by Mr. Cheskin would immediately vest and Mr. Cheskin would receive monthly severance payments, equal to 1/12 of his annual base salary until the earlier of (i) twelve months after his termination date or (ii) such time as he commenced full-time employment at another company. In addition, in the event of a change in control of the Company, immediately upon consummation of the transaction, seventy five percent (75%) of any unvested shares held by Mr. Cheskin granted prior to the Company’s initial public offering and fifty percent (50%) of any unvested shares held by Mr. Cheskin granted after the Company’s initial public offering would immediately vest. Further, on each one month anniversary following the effective date of a change of control transaction, 1/12th of the remaining unvested shares held by Mr. Cheskin would become fully vested and immediately exercisable.

Change of Control Agreements

We also have In addition, we have entered into change of control agreements with our officers that provide the following benefits upon the sale or merger of RITA. In the event that we consummate a change of control transaction, 50 percent (50%) of any unvested options held by our officers shall become fully vested and immediately exercisable and repurchase rights retained by us with respect to 50 percent (50%) of the restricted stock held by our officers shall immediately lapse. In addition, on each one month anniversary following the effective date of a change of control transaction, 1/12th of the remaining unvested options held by our officers shall become fully vested and immediately exercisable and repurchase rights retained by us with respect to 1/12th of any remaining restricted stock held by our officers shall immediately lapse.

If the officer is involuntarily terminated within twelve (12) months of the change of control transaction, all unvested options held by our officers shall become fully vested and immediately exercisable and all repurchase rights retained by us with respect to the restricted stock held by our officers shall immediately lapse. If the officer voluntarily resigns or is terminated for cause after the change of control, then the officer is not entitled to any acceleration of the vesting of options or lapse of repurchase rights with respect to restricted stock.

Separation Agreements

We did not enter into any separation agreements with named executive officers during the year ended December 31, 2002.

Indemnification of Directors and Executive Officers

We have entered into indemnification agreements with our officers and directors containing provisions which may require us, among other things, to indemnify our officers and directors against a number of liabilities that may arise by reason of their status or service as officers or directors (other than liabilities arising from willful misconduct of a culpable nature) and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Other Relationships

Vincent Bucci, a member of our Board of Directors, is the President of Health Policy Associates, Inc. In 2002, Health Policy Associates, Inc. provided consulting services to us in a variety of areas related to U.S. Food and Drug Administration regulations including clinical studies, regulatory affairs and quality assurance and was paid approximately $160,000.

Randy Lindholm, a member of our Board of Directors, began providing consulting services to us in April 2003. Mr. Lindholm will be paid a fee of $125,000 for the first three months of his consulting services. Thereafter, Mr. Lindholm will be available to the Company for a minimum of two days per month and will be paid a fee of $5,000 per day of service. In addition, Mr. Lindholm was granted an option to purchase 25,000 shares of the Company’s common stock in connection with the commencement of his consulting services.

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company’s executive officers during the fiscal year that ended December 31, 2002. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. It also makes recommendations to the Board of Directors concerning the granting of options under our 2000 Stock Plan. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as revenue growth and earnings.

Long Term Incentive Compensation

We have utilized our stock option plans to provide executives and other key employees with incentives to maximize long term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual’s position, his or her performance and responsibilities, and internal comparability considerations. In addition, the Board of Directors has established certain general guidelines in making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon each individual’s position and his or her existing holdings of unvested options. However, the Board of Directors is not required to adhere strictly to these guidelines and may vary the size of the option grant made to each executive officer as it determines the circumstances warrant. Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest in periodic installments over a four year period, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of the common stock appreciates over the option term.

Compensation of the Chief Executive Officer

Barry Cheskin has served as the Company’s President and Chief Executive Officer since May 1997. His base salary for the fiscal year ended December 31, 2002 was $262,650.

The factors discussed above in “Base Salaries,” “Cash-Based Incentive Compensation” and “Long Term Incentive Compensation” were also applied in establishing the amount of Mr. Cheskin’s salary and stock option grant. Significant factors in establishing Mr. Cheskin’s compensation were the achievement of the Company’s revenue goals, the development and implementation of clinical initiatives designed to demonstrate applicability of our technology to new organs, the publication of survival data in liver cancer and the receipt of regulatory approval from the FDA to use the RITA system to treat pain associated with bone tumors.

Deductibility of Executive Compensation

The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the committee believes that options granted under the 2000 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

The Compensation Committee of the Board of Directors of RITA Medical Systems, Inc.:

Vincent Bucci

Scott Halsted

Gordon Russell

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board of Directors currently consists of Vincent Bucci, Scott Halsted and Gordon Russell. No member of the committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT

The Audit Committee of the RITA Board of Directors is composed of two independent directors and one additional director and operates under a written charter adopted by the Board of Directors in May 2000 and amended in April 2003. The members of the Audit Committee are Vincent Bucci, John Gilbert and Gordon Russell. Mr. Gilbert and Mr. Russell are independent as defined by the Nasdaq Marketplace Rules. Mr. Bucci is President of Health Policy Associates, Inc., a regulatory consulting firm that provides consulting services to the Company. The Company has determined that Mr. Bucci’s membership on the Audit Committee is in the Company’s and its stockholders best interests due to Mr. Bucci’s extensive experience reviewing and evaluating the financial statements of both public and private healthcare companies.

The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company’s independent accountants. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

The Audit Committee held four meetings during the fiscal year 2002. The Audit Committee had a year end meeting in January 2003 with management and our independent public accountants, PricewaterhouseCoopers LLP. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee reviewed and discussed the audited financial statements for fiscal year 2002 with management and the independent accountants.

The Audit Committee discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent accountants, PricewaterhouseCoopers LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with PricewaterhouseCoopers LLP the issue of its independence from RITA.

Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

The Audit Committee of the Board of Directors of RITA Medical Systems, Inc.:

Vincent Bucci

John Gilbert

Gordon Russell

FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

During the fiscal year ended December 31, 2002, and during 2003 for the Audit Fees, PricewaterhouseCoopers LLP, our independent auditor and principal accountant, billed the fees set forth below.

Audit Fees	$155,250
Financial Information System Design and Implementation	$0
All Other Fees (tax preparation and consulting)	$72,275

STOCK PERFORMANCE GRAPH

The following graph compares the cumulative total shareholder return data for the Company’s stock since July 27, 2000 (the date on which the Company’s stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Nasdaq Stock Market (U.S.) Index and (ii) the Nasdaq Medical Equipment Index. The Company no longer relies on the JP Morgan H & Q Healthcare—Excluding Biotechnology Index which is no longer available but has provided the information available through December 31, 2001. The graph assumes that $100 was invested on July 27, 2000, the date on which the Company completed the initial public offering of its common stock, in the common stock of the Company and in each of the comparative indexes. The graph further assumes that such amount was initially invested in the common stock of the Company at a per share price of $12.00, the price to which such stock was first offered to the public by the Company on the date of its initial public offering, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 12 MONTH CUMULATIVE TOTAL RETURN*

AMONG RITA MEDICAL SYSTEMS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

THE JP MORGAN H & Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY INDEX

AND THE NASDAQ MEDICAL EQUIPMENT INDEX

*	$100 invested on 7/27/00 in stock or index, including reinvestment of dividends. Fiscal year ending December 31.

RITA MEDICAL SYSTEMS, INC.

	Cumulative Total Return
	7/27/00	12/29/00	12/31/01	12/31/02
RITA MEDICAL SYSTEMS, INC.	100.00	70.83	55.58	42.08
NASDAQ STOCK MARKET (U.S.)	100.00	63.80	50.62	34.99
JP MORGAN H & Q HEALTHCARE-EXCLUDING BIOTECHNOLOGY	100.00	119.24	117.62
NASDAQ MEDICAL EQUIPMENT	100.00	86.84	95.48	77.28

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during its fiscal year ended December 31, 2002, all Reporting Persons complied with all applicable filing requirements.

Other Matters

The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable. It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ DONALD STEWART
Donald Stewart Acting Chief Executive Officer, Chief Financial Officer and Vice President, Finance and Administration

Mountain View, California

May 28, 2003

APPENDIX A

RITA MEDICAL SYSTEMS, INC.

Charter for the Audit Committee

of the Board of Directors

Purpose and Powers

The purpose of the Audit Committee established by this charter will be: to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of RITA Medical Systems, Inc. (the “Company”); to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom; to outline to the Board improvements made, or to be made, in internal accounting controls; to appoint, compensate and oversee the Company’s independent accountants; to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities); to engage and compensate independent counsel and other advisors as it deems necessary to carry out its duties; to the extent permitted under applicable laws, rules and regulations, and the Company’s bylaws and Certificate of Incorporation, delegate to one or more members of the Audit Committee the authority to grant pre-approvals of audit services and non-audit services provided such decisions are presented to the full Audit Committee at regularly scheduled meetings; and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

Membership

The Audit Committee shall consist of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall meet the independence standards and have the financial expertise as required by the Rules of the National Association of Securities Dealers, Inc., the Securities Exchange Act of 1934 and the rules promulgated thereunder (collectively, the “Exchange Act”), the Sarbanes-Oxley Act of 2002 and all other applicable rules and regulations. As required by the Rules of the National Association of Securities Dealers, Inc., at least one member of the Audit Committee must qualify as a “financial expert” as defined in Section 407 of the Sarbanes-Oxley Act of 2002 and any other applicable laws, rules or regulations.

Meetings

The Audit Committee will meet separately with the President and Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent accountants of the Company at least once quarterly, including upon the completion of the annual audit, outside the presence of management, and at such other times as it deems appropriate to review the independent accountants’ examination and management report.

Responsibilities

To fulfill its responsibilities and duties, the Audit Committee shall:

1.	Appoint the independent accountants for ratification by the stockholders and approve the compensation of and oversee the independent accountants.

2.	Review the plan for and the scope of the audit and related services at least annually.

3.	Confirm that the proposed audit engagement team for the independent public accountants complies with the applicable auditor rotation rules.

4.	Pre-approve all audit services and permitted non-audit services to be provided by the independent accountants as required by the Exchange Act.

5.	Inquire of Finance management of the Company and the independent accountants about significant risks or exposures and assess the steps management has taken to minimize such risk to the Company.

6.	Review with Finance management any significant changes to GAAP, SEC and other accounting policies or standards that will impact or could impact the financial reports under review.

7.	Review with Finance management and the independent accountants at the completion of the annual audit:

a.	The Company’s annual financial statements and related footnotes;

b.	The independent accountant’s audit of the financial statements;

c.	Any significant changes required in the independent accountant’s audit plan;

d.	Any serious difficulties or disputes with management encountered during the course of the audit;

e.	Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

8.	Ensure the receipt of, and review, a report from the independent accountant required by Section 10A of the Exchange Act.

9.	Ensure the receipt of, and review, a written statement from the Company’s independent accountants delineating all relationships between the accountants and the Company, consistent with Independence Standards Board Standard 1.

10.	Review with the Company’s independent accountants any disclosed relationship or service that may impact the objectivity and independence of the accountant.

11.	Take, or recommend that the Board take, appropriate action to oversee the independence of the outside accountants.

12.	Review with Finance management and the independent accountants at least annually the Company’s application of critical accounting policies and its consistency from period to period, and the compatibility of these accounting policies with generally accepted accounting principles, and (where appropriate) the Company’s provisions for future occurrences which may have a material impact on the financial statements of the Company.

13.	Consider and approve, if appropriate, significant changes to the Company’s accounting principles and financial disclosure practices as suggested by the independent accountants, and Finance management. Review with the independent accountants and Finance management, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Committee, have been implemented.

14.	Review and discuss with Finance management all material off-balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Company with unconsolidated entities or other persons, that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

15.	Oversee the adequacy of the Company’s system of internal accounting controls. Obtain from the independent accountants management letters or summaries on such internal accounting controls. Review any related significant findings and recommendations of the independent accountants together with management’s responses thereto.

16.	Oversee the Company’s compliance with the Foreign Corrupt Practices Act.

17.	Oversee the Company’s compliance with SEC requirements for disclosure of accountant’s services and Audit Committee members and activities.

18.	Oversee the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

19.	Review and approve all related party transactions other than compensation transactions.

20.	Review the periodic reports of the Company with Finance management and the independent accountants prior to filing of the reports with the SEC.

21.	In connection with each periodic report of the Company, review:

a.	Management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act;

b.	The contents of the Chief Executive Officer and the Chief Financial Officer certificates to be filed under Sections 302 and 906 of the Act.

22.	Periodically discuss with the independent accountants, without Management being present, (i) their judgments about the quality, appropriateness, and acceptability of the Company’s accounting principles and financial disclosure practices, as applied in its financial reporting, and (ii) the completeness and accuracy of the Company’s financial statements.

23.	Review and discuss with Finance management the Company’s earnings press releases (including the use of “pro forma” or “adjusted” non-GAAP information) as well as financial information and earnings guidance provided to analysts.

24.	Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters.

26.	Establish procedures for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it or that are required by applicable laws, rules and regulations.

Finally, the Audit Committee shall ensure that the Company’s independent accountants understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent accountants (or to nominate the outside accountant to be proposed for stockholder approval in any proxy statement).

Reports

The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

RITA MEDICAL SYSTEMS, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stephen Williams and Donald Stewart, and each of them individually, each with full power of substitution, as attorney, agent and proxy to represent the undersigned at the 2003 Annual Meeting of Stockholders (the “Annual Meeting”) of RITA Medical Systems, Inc. (the “Company”) to be held at Venture Law Group located at 2775 Sand Hill Road, Menlo Park, CA 94025 at 9:00 a.m. local time, on Thursday, June 26, 2003, or at any adjournment thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock of the Company which the undersigned may be entitled to vote at said Annual Meeting in the manner set forth below. The Board of Directors unanimously recommends your vote FOR all matters set forth below.

1.	ELECTION OF DIRECTORS:

Nominees:    Vincent Bucci         Randy Lindholm         F. Thomas (Jay) Watkins

☐    FOR all nominees listed above (unless name of nominee is crossed out).         ☐    WITHHOLD AUTHORITY

2.	RATIFICATION of the selection of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2003.

☐    FOR            ☐    AGAINST            ☐    ABSTAIN

3.	IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.

(continued and to be signed on reverse side)

(continued from other side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR NAMED IN PROPOSAL (1) AND FOR PROPOSAL (2) AS DESCRIBED HEREIN, AND WILL CONFER THE AUTHORITY SET FORTH IN PARAGRAPH 3.

Receipt is hereby acknowledged of

the Notice of Meeting and Proxy

Statement dated May 28, 2003, as

well as a copy of the Company’s

Annual Report for the fiscal year

ended December 31, 2002.

Dated: ________________________, 2003

_____________________________________________

_____________________________________________

(signature of stockholder)

Please sign your name exactly as it

appears hereon. When signing as

attorney, executor, administrator,

trustee or guardian, please give

title. Each joint owner is requested

to sign. If a corporation,

partnership or other entity, please

sign by an authorized officer or

partner.

Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return this proxy in the envelope provided.